                                                                   Exhibit 10.15

     DEBTOR SECURITIES PURCHASE AGREEMENT, dated as of November 23, 1994 among SC Corporation, a Delaware corporation, Western Schools, Inc., a California corporation, Wigs by Paula, Inc., a Massachusetts corporation, Dickstein & Co., L.P., Dickstein International Limited, Viking Holdings Limited, Steven L. Bock, Bruce G. Pollack and Wigs, L.P.

     WHEREAS, the Companies are currently debtors and debtors-in-possession in chapter 11 cases under title 11 of the United States Code pending in the United States Bankruptcy Court for the District of Connecticut, Bridgeport Division; and

     WHEREAS, the Bankruptcy Court has confirmed the Plan, which provides for, among other things, the restructuring of certain of the Companies' indebtedness and the issuance of certain securities by the Issuer; and

     WHEREAS, the Plan contemplates that one or more of the Investors will purchase certain securities of the Issuer from certain creditors of the Companies, and, pursuant thereto, one or more of the Investors is entering into that certain Signal Securities Purchase Agreement and that certain Noteholder Securities Purchase Agreement, each dated as of the date hereof (collectively, the "Other Securities Purchase Agreements"); and

     WHEREAS, the Plan contemplates that the Purchasers will purchase, and that Viking Holdings Limited will exchange its participation interest in the Signal Claims (as defined in the Plan) for certain securities of the Issuer from the Issuer, and the Issuer and the Purchasers desire to contract for the purchase and sale of such securities and for the other transactions contemplated by this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     SECTION 1.1.  Definitions.  As used in this Agreement, and unless the
                   -----------
context clearly requires a different meaning, the following terms have the meanings indicated:

     "Act" means the Securities Act of 1933, as amended, and the rules and
      ---
regulations of the Securities and Exchange Commission thereunder.

     "Affiliate" of any specified Person means any other Person directly or
      ---------
indirectly controlling or controlled by or under direct or indirect common control with such specified Person, including any investment fund directly or indirectly managed by such Person or any of its Affiliates. For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agreement" means this Agreement, as the same may be amended, supplemented
      ---------
or modified in accordance with the terms hereof.

     "Bankruptcy Code" means title 11 of the United States Code, as amended.
      ---------------

     "Bankruptcy Court" means the United States Bankruptcy Court for the
      ----------------
District of Connecticut, Bridgeport Division.

     "Basic Agreements" means, collectively, this Agreement, the New Financing
      ----------------
Facility and the Securities, and all other instruments, agreements and written contractual obligations executed pursuant to or in connection with such agreements and documents.

     "Certificates" means certificates or other instruments evidencing the
      ------------
shares of Common Stock or Preferred Stock being purchased hereby.

     "Common Stock" means the common stock of SC Corporation, $.01 par value,
      ------------
authorized by the certificate of incorporation of SC Corporation, as amended on the date hereof pursuant to the Plan.

     "Companies" means SC Corporation, a Delaware corporation, Western Schools,
      ---------
Inc., a California corporation, and Wigs by Paula, Inc., a Massachusetts corporation.

     "Dickstein" means Dickstein & Co., L.P. and Dickstein International
      ---------
Limited.

     "Exchange" means the exchange by Viking of its participation interest in
      --------
the Signal Claims (as defined in the Plan) for Securities under this Agreement.

     "Issuer" means SC Corporation, a Delaware corporation.
      ------

     "New Financing Facility" means the credit agreement and related documents
      ----------------------
entered into as of the date hereof, among the Companies and Banque Nationale de Paris.

     "Plan" means the Joint Plan of Reorganization of SC Corporation, Western
      ----
Schools, Inc. and Wigs by Paula, Inc. dated as of September 21, 1994, as amended by the Bankruptcy Court on October 26, 1994.

     "Preferred Stock" means the preferred stock of SC Corporation, authorized
      ---------------
by the certificate of incorporation of SC Corporation, as amended on the date hereof pursuant to the Plan.

     "Purchaser" means each Person executing the signature page hereof (other
      ---------
than the Companies) and any successor or assignee of such Person permitted under
Section 5.6 hereof.

     "Securities" means the Subordinated Notes, the Preferred Stock and the
      ----------
Common Stock purchased by the Purchasers pursuant to Section 2.1 of this Agreement.

     "Subordinated Notes" means the subordinated notes of SC Corporation issued
      ------------------
pursuant to the Plan and this Agreement.

     "Subsidiaries" means Western Schools, Inc., Wigs by Paula, Inc., Brotman
      ------------
Acquisition Corp. and After the Stork, Inc.

     "Viking" means Viking Holdings Limited, a British Virgin Islands
      ------
corporation.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

                                   ARTICLE II

                             PURCHASE OF SECURITIES

          SECTION 2.1.  Purchase of Securities.   Subject to the terms and
                        ----------------------
conditions herein set forth, the Issuer hereby sells to the Purchasers, and each Purchaser hereby purchases the respective amounts of Securities for the respective purchase prices (and, in the case of Viking, in exchange for the Exchange) set forth on Exhibit A hereto.

          Delivery of the Securities shall be made on the date hereof by the Issuer delivering to the Purchasers, against payment of the purchase price therefor (and, with respect to Viking, the Exchange), Certificates for such Securities, registered in the name of the respective Purchasers. The Purchasers acknowledge and agree that each Certificate shall be legended to reflect the applicability of Federal and states securities laws limitations on the transfer of the Securities.

                                  ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE COMPANIES

          The Companies hereby jointly and severally represent and warrant to the Purchasers and Dickstein that:

          SECTION 3.1.  Corporate Existence and Power.  Each Company is a
                        -----------------------------
corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to do business as a foreign corporation in each additional jurisdiction where the failure to so qualify would have a material adverse effect on the assets, financial condition or business of the Companies or any one of them. Each Company has all requisite power (corporate and otherwise) to own its properties and to carry on its business as now being conducted and as proposed to be conducted, and to execute, deliver and perform its obligations under each Basic Agreement to which it is a party and to engage in the respective transactions contemplated hereby and thereby.


          SECTION 3.2.  Subsidiaries.  Except as set forth on Schedule 3.2
                        ------------
hereto, as of the date hereof, (i) none of the Subsidiaries has any equity interest (direct or indirect) in any Person, (ii) the Issuer does not have any equity interest (direct or indirect) in any Person other than the Subsidiaries,
(iii) all outstanding shares of capital stock of each Subsidiary have been duly and validly issued and are fully paid and non-assessable, (iv) the Issuer owns all of the issued and outstanding capital stock of each Subsidiary and has good title to all of such shares free and clear in each case of any lien, claim, charge or encumbrance (other than liens, claims, charges or encumbrances created by the New Financing Facility), and (v) neither any issued and outstanding shares, nor any unissued or treasury shares, of capital stock of any Subsidiary is subject to any option, warrant, right to call, preemptive right, repurchase, put obligation or commitment of any kind or character.

          SECTION 3.3.  Corporate Authority.  The execution, delivery and
                        -------------------
performance by each Company of each Basic Agreement to which such Company is a party have been duly authorized by all necessary corporate action on the part of such Company.

          SECTION 3.4.  Binding Effect.  Each Basic Agreement is the legal,
                        --------------
valid and binding obligation of each Company that is a party thereto.

          SECTION 3.5.  No Required Consents, etc.  Other than the entry of an
                        --------------------------
order by the Bankruptcy Court confirming the Plan, which order has been entered, is final and non-appealable and remains in full force and effect, no consent, approval or authorization of or declaration, registration or filing with any governmental body, office or agency or any nongovernmental Person, including, without limitation, any creditor or shareholder of any of the Companies, is required to be obtained or made by any of the Companies in connection with the execution, delivery and performance of the Basic Agreements or the transactions contemplated hereby or thereby or as a condition to the legality, validity or enforceability of the Basic Agreements.

          SECTION 3.6.  No Conflicting Agreements, etc.  Neither the execution
                        -------------------------------
and delivery of the Basic Agreements nor the fulfillment of or compliance with the terms and provisions hereof or thereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute (or with notice or lapse of time would constitute) a default under, or result in any violation of, any contract, agreement, mortgage, indenture, lease, instrument, order, statute, law, rule or regulation to which the Issuer or any of the Subsidiaries is subject, or result in the creation of any lien, claim, charge or encumbrance on any properties or assets of the Issuer or any of the Subsidiaries (other than liens, claims, charges or encumbrances created by the New Financing Facility).

          SECTION 3.7.  Litigation; No Violation of Government Orders or Laws.
                        -----------------------------------------------------
No action, suit or proceeding is pending or, to the Companies' best knowledge, threatened, nor is there any investigation pending or, to the Companies' best knowledge, threatened, against or affecting the Issuer or any of the Subsidiaries which seeks to enjoin, or otherwise prevent the consummation of, any of the transactions contemplated by the Basic Agreements or to recover any damages or obtain any relief as a result of any of the transactions contemplated hereby in any court or before any arbitrator of any kind or before or by any governmental body, office or agency.

          SECTION 3.8.  Capitalization.  The Issuer's entire authorized capital
                        --------------
stock consists of 870,000 shares of Common Stock and 22,500 shares of Preferred Stock. There are no outstanding options, warrants, rights to subscribe to, calls or commitments relating to, or securities or rights convertible into, shares of capital stock of the Issuer, or contracts, commitments or arrangements obligating the Issuer to issue additional shares of its capital stock or options, warrants or rights to purchase or acquire any shares of its capital stock.

          SECTION 3.9.  Capital Stock.  All shares of the Issuer's capital stock
                        -------------
have been validly authorized and duly issued and are fully paid and non-assessable. None of the Issuer or any of the Subsidiaries is required to file, or has filed, pursuant to Section 12 of the Exchange Act, any registration statement relating to any class of its debt or equity securities.

          SECTION 3.10.  Termination of Prior Shareholders and Governance
                         ------------------------------------------------
Agreements.  Prior to or concurrent with the execution and delivery of this
- ----------
Agreement, any and all existing agreements, oral or written, pertaining to governance of the Issuer and/or the Subsidiaries and/or the voting or transfer of capital stock of the Issuer and/or the Subsidiaries have been terminated and are no longer in effect.

          SECTION 3.11.  Disclosure.  The representations and warranties of the
                         ----------
Companies contained in the New Financing Facility are true and correct as of the date hereof. None of the representations, warranties and other statements of the Companies contained in the Disclosure Statement, the Plan, the Basic Agreements or any of the certificates or other documents delivered to any of the Purchasers or Dickstein pursuant to the terms hereof or thereof has contained any untrue statement of a material fact or has omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which and the time at which they were made, not misleading. None of the Companies has withheld any fact from the Purchasers or Dickstein in regard to any matter which will have or is reasonably likely to have a material adverse effect on the condition (financial or otherwise), business, performance, properties, operations, assets or prospects of the Issuer or the Subsidiaries or the ability of the Companies to perform their obligations under the Basic Agreements.

          SECTION 3.12.  Financial Statements.  Except as may have been
                         --------------------
disclosed in the Disclosure Statement, since December 31, 1993, there has not been any material adverse change in the condition (financial or otherwise) or results of operations of the Issuer and the Subsidiaries taken as a whole. The audited financial statements of each of Wigs and Western prepared by Deloitte & Touche and delivered to the Purchasers and Dickstein have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present its respective financial position as at the date thereof and the results of its respective operations and cash flows for the periods then ended. The unaudited financial statements provided to the Purchasers and/or Dickstein fairly present the financial condition of the Companies and are presented in conformity with all of the other unaudited financial statements historically prepared by the Companies.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF PURCHASERS

          Each Purchaser hereby severally represents and warrants to the Companies that, as to itself:

          SECTION 4.1.  Organization, Existence, Qualification and Authority of
                        -------------------------------------------------------
Purchaser.  In the case of a Purchaser that is not a natural person, (i)  it is
- ---------
duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has the power and authority to enter into each Basic Agreement to which it is a party and perform its obligations hereunder and thereunder, and (ii) the execution, delivery and performance of each Basic Agreement to which such Purchaser is a party has been duly and validly authorized by all requisite action on behalf of such Purchaser. Each Basic Agreement to which such Purchaser is a party is legal, valid and binding upon such Purchaser and enforceable against such Purchaser in accordance with its terms, except as limited by (x) bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally; and (y) the effect of general principles of equity (whether considered in a proceeding at law or in equity).

          SECTION 4.2.  No Breach or Default.  The execution, delivery and
                        --------------------
performance of each Basic Agreement to which such Purchaser is a party and the consummation of the sale of the Securities to such Purchaser as contemplated by this Agreement do not and will not: (i) if such Purchaser is not a natural person, contravene such Purchaser's constitutive documents, if any; (ii) violate any law or regulation applicable to such Purchaser; (iii) result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, lease or sublease, or other material agreement or material instrument to which such Purchaser is a party or by which such Purchaser or any of its properties is bound; or (iv) require the consent or approval of, or any filing with, any governmental body, agency, authority or any other Person having jurisdiction over such Purchaser other than those which have been obtained on or before the date hereof.

          SECTION 4.3.  Purchase for Own Account.  The Securities to be acquired
                        ------------------------
by such Purchaser pursuant to this Agreement are not being acquired with the intention of distributing or reselling such Securities or any part thereof in any transaction which would be in violation of the securities laws of the United States, without prejudice, however, to such Purchaser's rights at all times to sell or otherwise dispose of all or any part of such

Securities under a registration statement under the Act or under an exemption from such registration available under the Act.

          SECTION 4.4.  Investor Sophistication.  Such Purchaser, by reason of
                        -----------------------
its business and financial experience, or the business and financial experience of those Persons retained by it to advise it with respect to its investment in the Securities being acquired pursuant to this Agreement, have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment, are able to bear the economic risk of such investment and, at the present time, are able to afford a complete loss of such investment.

                                   ARTICLE V

                                 MISCELLANEOUS

          SECTION 5.1.  (a)  Indemnification.  The Companies (jointly and
                             ---------------
severally, the "Indemnifying Party") agree and covenant to hold harmless and indemnify each Purchaser, Dickstein, their respective Affiliates and all directors, officers, partners, employees, agents, shareholders, advisors and representatives of the foregoing (each of the foregoing Persons being an "Indemnified Person"), from and against any losses, claims, damages, liabilities and expenses (including attorneys' fees and expenses of investigation) asserted against or incurred by such Indemnified Person (collectively, "Indemnifiable Costs and Expenses") in connection with or as a result of (i) any actual or threatened third-party action, suit, proceeding or investigation (including expenses of investigation) arising out of or based in any manner upon the Purchasers', Dickstein's or any other party's negotiation, execution or performance of its obligations hereunder or under the Other Securities Purchase Agreements, or its ownership of any of the Securities, (ii) any breach by the Indemnifying Party of any its representations, warranties or covenants contained herein or in the other Basic Agreements or (iii) enforcement of the rights of an Indemnified Person under this Agreement or any of the Securities.

          The Indemnifying Party further agrees promptly upon demand by each Indemnified Person to reimburse each Indemnified Person for any Indemnifiable Costs and Expenses as they are incurred by it. The Indemnifying Party further agrees: (i) that the indemnification, contribution and reimbursement commitments set forth in this Section 5.1 shall apply whether or not an Indemnified Person is a formal party to any such lawsuits, claims or other proceedings; and (ii) promptly upon demand by an Indemnified Person, at any time or from time to time, to reimburse such Indemnified Person for, or to pay any loss, claim, damage, liability or expense as to which the Indemnifying Party has indemnified such Indemnified Person pursuant to this Agreement. The indemnity, contribution and expense reimbursement obligation of the Indemnifying Party under this Section 5.1 shall be in addition to any liability it may otherwise have.

          The obligations of the Indemnifying Party under this Section 5.1(a) shall be joint and several, and shall survive any redemption of the Securities, the transfer of the Securities and the termination of this Agreement and shall not be extinguished with respect to any Person because any other Persons are not entitled to indemnity or contribution hereunder.

          (b)  Contribution.  In order to provide for just and equitable
               ------------
contribution in circumstances under which the indemnity provided for in this
Section 5.1 is for any reason held to be unenforceable by the Indemnified Person though applicable in accordance with its terms, the Indemnifying Party, in lieu of indemnifying such Indemnified Person, shall have an obligation to contribute, and shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party and the Indemnified Persons, but also to reflect the relative fault of the Indemnifying Party and the Indemnified Persons in connection with the statement or omissions which result in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations; provided, however, that no Person guilty of fraudulent
                --------  -------
misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The relative fault of the Indemnifying Party and the Indemnified Persons shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact has been made by, or relates to information supplied by, the Indemnifying Party or Indemnified Persons and the Persons' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a Person as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Person in connection with investigating or defending any such claim.

          The Companies and the Purchasers agree that it would not be just and equitable if contribution pursuant to the immediately preceding paragraph were determined by any method of allocation which does not take into account the equitable considerations referred to in such paragraph.

          (c)  Notification.  Each party agrees to notify the Companies of the
               ------------
commencement of any litigation or proceeding against it or any of its related Indemnified Persons in connection with the issue of any of the Securities, or in any way related or attributed to any documents or matters as to which such party is liable to indemnify, contribute or reimburse hereunder; provided, however, that the failure to provide such notice shall not relieve the Indemnifying Party
(i) from any liability which it may have to any Indemnified Person hereunder or
(ii) from any liability which it may have to any Indemnified Person otherwise than pursuant to this Section 5.1.

          SECTION 5.2.  Entire Agreement; Survival of Provisions.  This
                        ----------------------------------------
Agreement and the other agreements and documents executed in connection herewith constitute the entire agreement of the parties with respect to the transactions contemplated hereby and supersedes all prior agreements and understandings with respect thereto. All of the covenants of the parties made herein shall remain operative and in full force and effect regardless of (a) acceptance of any of the Securities and payment therefor or (b) payment of the Securities upon redemption or exchange or otherwise.

          SECTION 5.3.  No Waiver; Modifications in Writing.  No failure or
                        -----------------------------------
delay by a party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party at law or in equity or otherwise. No waiver of or consent to any departure by a party from any provision of this Agreement shall be effective unless signed in writing by the parties entitled to the benefit thereof, including without limitation Dickstein. No amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by the party to be bound. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.

          SECTION 5.4.  Communications.  All notices, demands and other
                        --------------
communications hereunder shall be in writing, shall be effective upon receipt and shall be addressed as follows: if to the Purchasers, addressed to the Purchasers as shown on the execution page hereof; if to the Companies, in care of the Issuer, at Six Landmark Square, Stamford, Connecticut 06901, telecopier No. (203) 359-5840, Attention: Steven Bock; if to Dickstein, in care of Dickstein Partners Inc. at 9 West 57th Street, New York, New York 10019, telecopier No. (212) 744-5825, Attention: Mark D. Brodsky and Samuel Katz; provided, however, that any party or Dickstein may from time to time designate a different address by notice to the others.

          SECTION 5.5.  Execution in Counterparts.  This Agreement may be
                        -------------------------
executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

          SECTION 5.6.  Binding Effect; Assignment.   The rights and obligations
                        --------------------------
of the Purchasers under this Agreement may be assigned to any other Person. The rights and obligations of the Companies under this Agreement may not be assigned to any other Person, except upon the consent of the Purchasers and Dickstein. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and permitted assigns. This Agreement shall be binding upon the Companies, the Purchasers and any such permitted assignee.

          SECTION 5.7.  Governing Law.  This Agreement shall be deemed to be a
                        -------------
contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State, without regard to principles of conflict of laws. Each of the parties hereto agrees to submit to the jurisdiction of the federal or state courts located in the City of New York, Borough of Manhattan, in any action or proceeding arising out of or relating to this Agreement.

          SECTION 5.8.  Severability of Provisions.  Any provision of this
                        --------------------------
Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 5.9.  Headings.  The Article and Section headings used or
                        --------
contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

          SECTION 5.10.  Costs, Expenses and Taxes.  The Companies shall
                         -------------------------
reimburse all of the fees and expenses (including fees and expenses of legal counsel) of each of the Purchasers and Dickstein incurred (i) in connection with the Chapter 11 Cases of the Companies or (ii) in the formulation, negotiation, preparation and implementation of this Agreement, the Basic Agreements, the Disclosure Statement and the Plan, and the documents, agreements and instruments contemplated hereby or thereby or referred to herein or therein. The Companies shall pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement or the issuance of the Securities, and shall save and hold each Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes.

          SECTION 5.11.  Third Party Beneficiary.  The parties hereto hereby
                         -----------------------
acknowledge that this Agreement and the representations, warranties, agreements and indemnification obligations contained herein have been relied upon by Dickstein in connection with its purchase of securities of the Issuer pursuant to the Signal Securities Purchase Agreement and the Noteholder Securities Purchase Agreement, and but for the execution and delivery of this Agreement Dickstein would not have entered into such Agreements or purchased securities of the Issuer. Dickstein and its related Indemnified Persons (as defined in Section 5.1(a) hereof) shall be deemed to be intended beneficiaries of this Agreement, entitled to enforce the terms hereof directly against any of the Companies, including, without limitation, the indemnification provisions hereof and the reimbursement of its expenses as set forth in Section 5.10 hereof.

          SECTION 5.12.  Viking Participation.  Concurrent with the execution
                         --------------------
and delivery of this Agreement and the delivery of the Securities to Viking in exchange therefor, Viking shall effect the Exchange. Notwithstanding anything to the contrary contained herein, Signal Capital Corporation shall not be entitled to any distribution arising out of or in connection with the Exchange.

          SECTION 5.13.  Waiver of Jury Trial.  The Companies hereby irrevocably
                         --------------------
waive all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement, the Basic Agreements or the transactions contemplated hereby or thereby.

          SECTION 5.14.  Further Assurances.  Each party shall execute and
                         ------------------
deliver all further documents or instruments reasonably requested by any of the other parties hereto and not inconsistent with this Agreement in order to effectuate or facilitate the purchase and sale of the Securities and the other transactions contemplated by this Agreement.

          [The rest of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the date first above written.

                         SC CORPORATION


                         By:____________________________
                           Name:  Steven L. Bock
                           Title: Chief Executive Officer


                         WESTERN SCHOOLS, INC.


                         By:____________________________
                           Name:  Steven L. Bock
                           Title: Chief Executive Officer


                         WIGS BY PAULA, INC.


                         By:____________________________
                           Name:  Steven L. Bock
                           Title: Chief Executive Officer


                         DICKSTEIN & CO., L.P.

                         By:  DICKSTEIN PARTNERS, L.P., its
                              general partner

                              By:  DICKSTEIN PARTNERS INC., its
                                  general partner


                                  By_________________________________
                                  Mark D. Brodsky, Vice President
                                  Address:      9 West 57th Street
                                                New York, NY  10019

                                  Attn:         Mark D. Brodsky and
                                                Samuel Katz
                                  Telephone:    (212) 754-4000
                                  Telecopier:   (212)  754-5825

                         DICKSTEIN INTERNATIONAL LIMITED

                         By:  DICKSTEIN PARTNERS INC., its agent


                              By_____________________________________
                                  Mark D. Brodsky, Vice President
                                  Address:  9 West 57th Street
                                            New York, NY  10019

                                  Attn:        Mark D. Brodsky and
                                               Samuel Katz
                                  Telephone:   (212) 754-4000
                                  Telecopier:  (212) 754-5825


                         VIKING HOLDINGS LIMITED


                         By:___________________________
                         Name:
                         Title:
                         Address:    La Motte Chambers
                                     La Motte Street
                                     St. Helier
                                     Jersey JE1 1BJ
                                     Channel Islands
                         Telephone:  011-44-534-602-000
                         Telecopier: 011-44-534-602-002


                         ______________________________
                         Steven L. Bock
                         Address: Six Landmark Square, 4th Floor
                                  Stamford, CT 06901
                         Telephone:  203-359-5640
                         Telecopier: 203-359-5840


                         ________________________
                         Bruce G. Pollack
                         Address:    c/o Centre Partners, L.P.
                                     One Rockefeller Plaza, Suite 1025
                                     New York, New York 10020
                         Telephone:  212-632-4821
                         Telecopier: 212-632-4846

                         WIGS, L.P.


                         By:___________________________
                         Name:  Arthur Kowaloff
                         Title:  General Partner
                         Address:    c/o Patricof & Co. Capital Corp.
                                     445 Park Avenue, 11th Floor
                                     New York, NY 10022
                         Telephone:  212-935-5151
                         Telecopier: 212-832-6946